UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2024

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Marina Boulevard, Suite 120 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

(650) 770-0077

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 28, 2024, Vera Therapeutics, Inc. (the “Company”) announced that its preliminary unaudited cash, cash equivalents and marketable securities as of September 30, 2024 were approximately $353.2 million.

The Company has not yet completed its quarter-end financial close process for the quarter ended September 30, 2024. This estimate of the Company’s cash, cash equivalents and marketable securities as of September 30, 2024 is preliminary, has not been audited and is subject to change upon completion of the Company’s financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of September 30, 2024. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it. The information presented herein should not be considered a substitute for the financial information the Company files with the U.S. Securities and Exchange Commission (“SEC”) in its quarterly report on Form 10-Q for the quarter ended September 30, 2024. The Company has no intention or obligation to update preliminary estimates of its cash, cash equivalents and marketable securities set forth above.

The information contained in this Current Report on Form 8-K under Item 2.02 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 7.01	Regulation FD Disclosure.

On October 26, 2024, the Company announced positive 96-week data from the Company’s Phase 2b ORIGIN clinical trial of atacicept in patients with immunoglobulin A nephropathy (“IgAN”). A copy of the press release is furnished as Exhibit 99.1. In connection with the data release, the Company compiled a presentation entitled “Virtual Investor Event to Discuss Long-Term Results from the Phase 2b ORIGIN Study of Atacicept in IgAN Presented at ASN Kidney Week 2024” (the “Presentation”) that includes the week 96 data from the Phase 2b ORIGIN clinical trial referenced above. A copy of the Presentation is furnished as Exhibit 99.2. For important information about forward-looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

As noted in Item 7.01, on October 26, 2024, the Company announced positive 96-week data from the Company’s Phase 2b ORIGIN clinical trial of atacicept in patients with IgAN. Atacicept is the Company’s potential best-in-class, disease-modifying dual inhibitor of the cytokines B-cell activating factor and a proliferation-inducing ligand. ORIGIN is a multinational, randomized, double-blind, placebo-controlled clinical trial (n=116) evaluating the efficacy and safety of atacicept in patients with IgAN who continue to have persistent proteinuria and remain at high risk of disease progression despite available ACE or ARB therapy.

Over 96 weeks, participants treated with atacicept demonstrated a -66% reduction in galactose-deficient IgA1 (“Gd-IgA1”), resolution of hematuria in 75% of participants, a -52% reduction in proteinuria, and a mean annualized estimated glomerular filtration rate (“eGFR”) slope of -0.6 mL/min/1.73m2/year. The cumulative generally favorable safety profile of atacicept remained consistent with that observed during the randomized period, with a 90% completion rate of atacicept treatment.

Phase 2b ORIGIN long-term 96-week results with atacicept was consistent with disease-modifying IgAN profile

The Company believes these data support the potential for atacicept to offer long-term, comprehensive IgAN disease modification and provide further confidence in the ongoing pivotal Phase 3 ORIGIN 3 trial of atacicept in IgAN.

Next Steps

The Company is continuing to advance the ongoing pivotal Phase 3 ORIGIN 3 clinical trial of atacicept 150 mg, with topline results expected in the second quarter of 2025. If such results are positive, the Company expects to submit a biologics license application (“BLA”) for atacicept in IgAN to the U.S. Food and Drug Administration in the second half of 2025, with a projected commercial launch, if approved, in 2026.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, estimates regarding the Company’s preliminary unaudited cash, cash equivalents and marketable securities as of September 30, 2024, the Company’s expectations regarding the expansion of its development pipeline for atacicept, atacicept’s potential to be a best-in-class treatment for patients with IgAN, the Company’s expectations regarding the potential for B cell modulation through BAFF/APRIL dual inhibition to transform the treatment landscape for certain autoimmune diseases, the Company’s anticipated presentations of clinical trial data, the Company’s product candidates, strategy and regulatory matters and the Company’s expectations regarding submitting a BLA for atacicept in IgAN and projected commercial launch. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “expects,” “plan,” “potential,” “will,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks related to the regulatory approval process, results of earlier clinical trials may not be obtained in later clinical trials, preliminary results may not be predictive of topline results, risks and uncertainties associated with the Company’s business in general, the impact of macroeconomic and geopolitical events and the other risks described in the Company’s filings with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Vera Therapeutics, Inc., dated October 26, 2024.

99.2	Slide presentation entitled “Virtual Investor Event to Discuss Long-Term Results from the Phase 2b ORIGIN Study of Atacicept in IgAN Presented at ASN Kidney Week 2024”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Therapeutics, Inc.

Dated: October 28, 2024

	By:	/s/ Marshall Fordyce, M.D.
Marshall Fordyce, M.D.
Chief Executive Officer